STARBOARD INVESTMENT TRUST

Cavalier Adaptive Income Fund

Supplement to the Prospectus and Summary Prospectus

May 15, 2019
This supplement to the Prospectus, dated October 1, 2018, and the Summary Prospectus, dated December 21, 2018, for the Cavalier Adaptive Income Fund (the “Fund”), a series of the Starboard Investment Trust (the “Trust”), updates the information described below.  For further information, please contact the Fund toll-free at 1-800-773-3863.  You may obtain additional copies of the Prospectus, Summary Prospectus, and Statement of Additional Information, free of charge, by writing to the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27803 or calling the Fund toll-free at the number above.
The second paragraph of “Principal Investment Strategies” in the Summary Prospectus and in “Principal Investment Strategies for the Funds” in the Prospectus are replaced in each’s entirety with the following:
The Fund may invest in mortgage-related high-yield (high risk) instruments rated below investment grade (commonly referred to as "junk bonds") with up to 15% of the Fund's assets. Below investment grade securities are securities that are rated below BBB- by S&P Global Ratings or Baa3 by Moody's Investors Service, Inc., or are comparably rated by another Nationally Recognized Statistical Rating Organization ("NRSRO") or, if unrated (including having a rating that the Advisor or Sub-Advisor considers to be “stale”), determined by the Advisor or Sub-Advisor to be of comparable quality. When the Adviser or Sub-Adviser makes the determination regarding the rating of a mortgage-related security with a stale rating or that is unrated, it may consider, among other factors, the quality of the underlying mortgages of the mortgage-related securities.

Investors Should Retain This Supplement for Future Reference